UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2020 (February 11, 2020)

INTELGENX TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31187	870638336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6420 Abrams

Ville St-Laurent, Quebec, Canada H4S 1Y2

(Address of Principal Executive Offices, and Zip Code)

(514) 331-7440

Registrant's Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT IGX	OTCQX TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2020, IntelGenx Technologies Corp. (the "Corporation") entered into a warrant indenture (the "Warrant Indenture") with TSX Trust Company (the "Warrant Agent"). Pursuant to the Warrant Indenture, the Corporation issued an aggregate principal amount of CA$8,158,500 of units ("Units") at a price of CA$0.50 per Unit, each of which consists of one share of the Corporation's common stock ("Common Stock") and one Common Stock purchase warrant ("Warrant"). Each Warrant is exercisable to purchase one share of the Corporation's Common Stock ("Warrant Share") at an exercise price of CA$0.75 per Warrant Share, subject to adjustment. The Warrants are immediately exercisable and will expire at 5:00 p.m. (eastern time) on February 11, 2023.

The Warrant Indenture contains customary terms and conditions for the issuance, transfer and exercise of the Warrants and the terms governing actions taken by the Warrant holders and the obligations of the Corporation and the Warrant Agent in relation to the Warrants. The Warrant Indenture provides that in the event there is a subdivision, redivision, reduction, combination, consolidation or other change of the shares of Common Stock into a greater or lesser number of shares of Common Stock or securities of the Corporation, the exercise price of the Warrants and the number of the Warrant Shares issuable upon conversion of the Warrants will be adjusted accordingly.

The foregoing description of the Warrant Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Warrant Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

Exhibit	Description
4.1	Warrant Indenture dated February 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP. (Registrant)

Dated: February 11, 2020	By: /s/ Horst G. Zerbe Horst G. Zerbe Chief Executive Officer